UMB Financial Third Quarter 2016 October 25, 2016 Exhibit 99.2

Cautionary Notice about Forward-Looking Statements This presentation contains, and our other communications may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as our statements about expected cost savings and other results of efficiency initiatives and our statements about asset sensitivity. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, results, or aspirations. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2015, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the Securities and Exchange Commission (SEC). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.

3Q 2016 Performance Highlights

Earnings Summary – 3Q 2016 $ in thousands, except share and per share data; unaudited Non-GAAP adjustments include fair value adjustments on contingent consideration, acquisition expenses and non-acquisition severance expense. See non-GAAP reconciliations and further information on these items on slides 5 and 6. Q2 2016 data is recast to reflect the adoption of Accounting Standards Update (ASU) 2016-09. (2)

Net Operating Income Non-GAAP Reconciliation In this presentation, we provide information about net operating income, operating earnings per share-diluted (operating EPS-diluted), operating return on average equity (operating ROE), operating return on average assets (operating ROA), operating noninterest expense, and operating efficiency ratio, all of which are non-GAAP financial measures. This information supplements the results that are reported according to generally accepted accounting principles (GAAP) and should not be viewed in isolation from, or as a substitute for, GAAP results. The differences between the non-GAAP financial measures and the nearest comparable GAAP financial measures are reconciled in the tables below and on the next slide. The company believes that these non-GAAP financial measures and the reconciliations may be useful to investors because they adjust for fair value adjustments, acquisition-related and severance-related items that management does not believe reflect the company’s fundamental operating performance. Net operating income for the relevant period is defined as GAAP net income, adjusted to reflect the impact of excluding the following: (i) fair value adjustments on contingent consideration for the acquisitions of Prairie Capital Management, LLC (PCM) and Reams Asset Management Company (Reams), (ii) expenses related to the acquisition of Marquette Financial Companies (Marquette), (iii) non-acquisition related severance expense and (iv) the tax impact of the previous adjustments. The Company believes that the financial impact of excluding non-acquisition related severance expense will be immaterial in the near future. It is excluded from certain non-GAAP financial measures as it has an unusually large impact on the company’s financial statements. Operating EPS-diluted is calculated as diluted earnings per share as reported, adjusted to reflect, on a per share basis, the impact of excluding the non-GAAP adjustments described in clauses (i)-(iv) above for the relevant period. Operating ROE is calculated as net operating income, divided by the company’s average total shareholders’ equity for the relevant period. Operating ROA is calculated as net operating income, divided by the company’s average assets for the relevant period. (continued on next page)

Operating Noninterest Expense & Efficiency Ratio Non-GAAP Reconciliation Operating noninterest expense for the relevant period is defined as GAAP noninterest expense, adjusted to reflect the pre-tax impact of non-GAAP adjustments described in clauses i-iii on slide 5. Operating efficiency ratio is calculated as the company’s operating noninterest expense, net of amortization of other intangibles, divided by the company’s total revenues (tax equivalent net interest income plus noninterest income) less gains on sales of securities available for sale, net. Represents fair value adjustments to contingent consideration for the acquisitions of PCM and Reams. Represents expenses related to the acquisition of Marquette. Represents non-acquisition severance expense related to UMB-legacy employees as management excludes severance expense from its internal evaluation of Company performance. Severance expense for Marquette-legacy employees is included in item (ii). Calculated using the Company’s marginal tax rate of 36%. Tax-exempt interest income has been adjusted to a tax equivalent basis. The amount of such adjustment was an addition to net interest income of $8.0 million, $7.4 million and $6.2 million for the three months ended September 30, 2016, June 30, 2016 and September 30, 2015, respectively, and $22.3 million and $17.3 million for the nine months ended September 30, 2016 and 2015, respectively.

Select Balance Sheet Items $ in thousands, average balances; unaudited Three Months Ended

Consistent Loan Growth Average Total Loans 3Q’16 Average Loans +13.9% vs. 3Q’15

Net Charge-Off History (1) Commercial Loans includes Commercial & Industrial, Commercial Credit Card, Commercial Real Estate, Real Estate Construction, Asset- based, and Factoring loans. (2) Other includes Consumer, Residential Real Estate, HELOC, and DDA Charge-offs.

Loan Classification Trends % of total loans

Key Performance Metrics See slides 5 and 6 for additional disclosures and reconciliations related to these non-GAAP financial measures. Q1 2016 & Q2 2016 data is recast to reflect the adoption of ASU 2016-09.

Profitability Metrics NIM/Total Assets Fee Income/Total Assets Expense/Total Assets Revenue/FTE UMBF Peer Median Performance metrics are annualized actual results. Peer medians for Q3 2016 are calculated using reported results, where available, or consensus estimates where results are not yet available. UMBF data based on GAAP financials, adjusted to exclude the impacts of gains on sales of securities and acquisition-related expenses, which we believe is generally consistent with peer data. Source of peer data: SNL Financial. See "Peer Group Companies" on slide 49 for a list of peers used for comparisons.

3Q 2016 Financials

Net Interest Income – 3Q 2016 Analysis of Changes in Net Interest Income

Noninterest Income – 3Q 2016 Noninterest income increased $501 thousand, or 0.4%, compared to 2Q’16, and $12.9 million, or 11.8%, compared to 3Q’15 Compared to 2Q’16: Noninterest income remained flat and represented 49.4 percent of total revenue Trust and securities processing income remained stable and included the following variances: Bank: +$1.0MM Inst. Inv. Mgmt: -$271k Asset Servicing: -$305k Compared to 3Q’15: Equity earnings on alternative investments increased $6.6MM due to improvements in the valuation of the underlying (PCM) fund investments Gains on sales of securities increased $2.9MM Brokerage fees increased $1.8MM , driven by corporate debt underwriting fees and 12b-1 income Other noninterest income increased $3.5MM for fair value increases in company-owned life insurance, which was offset by an equal deferred compensation expense increase 3rd Quarter ‘16 Drivers

Bankcard Fees Noninterest Income Composition – 3Q 2016 Trust & Securities Processing Revenue Trust & Securities Processing Composition: Service Charges on Deposit Accounts Trust & Securities Processing Gains on Sales of Securities Other Brokerage Fees Trading & Investment Banking ($ in millions) Insurance Fees & Commissions Equity Earnings on Alt. Invest. Source of income: 3Q’16 2Q’16 3Q'15 Institutional Investment Mgmt. $ 18.4 $ 18.7 $ 22.9 Asset Servicing 21.8 22.0 22.7 Bank (Inst. & Personal Asset Mgmt.) 20.0 19.0 19.6   60.2 59.7 65.2

Noninterest Expense – 3Q 2016 3rd Quarter ‘16 Drivers Noninterest expense decreased $5.6 million, or 3.0%, compared to 2Q’16, and $5.5 million, or 3.0%, compared to 3Q’15 Acquisition expenses recognized during 3Q’16 totaled $435k, compared to $996k for 2Q’16 and $4.9 million for 3Q’15 Compared to 2Q’16: Other noninterest expense decreased, driven by a $1.9 million decline in operational losses Salaries and employee benefits expense remained flat at $109.4 million Compared to 3Q’15: Legal and consulting fees decreased by $4.2 million due to lower acquisition expenses in this category Lower processing fees were paid to distributors of the Scout Funds Other noninterest expense reflected a $1.1 million decrease in off-balance sheet commitment reserves Partially offset by increased salaries and employee benefits due to $3.5 million of deferred compensation plan fair value increases Operating noninterest expense, which excludes the impact of fair value adjustments on contingent consideration, acquisition expenses and non-acquisition severance expense, was $178.2 million for the third quarter 2016, a decrease of $4.1 million, or 2.3 percent, compared to the linked quarter, and $1.4 million, or 0.8 percent, compared to the third quarter 2015. See slide 6 for a reconciliation of this non-GAAP financial measure. (1) (1) Q1 2016 & Q2 2016 data is recast to reflect the adoption of ASU 2016-09.

Update on Efficiency Initiative (1) 1Q’16: recognized savings of $3.3MM in salaries and benefits and $1.6MM in business process improvements; 2Q’16: recognized savings of $2.6MM in salaries and benefits and $1.5MM in business process improvements; 3Q’16: recognized savings of $3.8MM in salaries and benefits and $2.2MM in business process improvements. (2) Excludes severance costs. (3) Excludes Marquette-related synergies. (4) Excludes Marquette-related severance expense. The amounts in the 2015 and 2016 YTD Recognized columns represent actual savings recognized in the applicable year based on the timing of actions taken as part of these efficiency initiatives. The amounts in the annualized column represent the estimated full-year impact of those savings going forward. ($ millions) 2015 Initial Estimate 2016 Initial Estimate 2015 Recognized 2016 YTD (1) Recognized Remaining Estimate Annualized Salaries and Benefits (2) $5.2 $15.0 $7.7 $9.7 $6.8 $24.2 Business Process Improvements $1.6 $7.6 $1.8 5.3 $1.6 $8.7 Total Cost Savings (3) $6.8 $22.6 $9.5 $15.0 $8.4 $32.9 Severance Expense – not included in efficiency totals: ($ millions) 2015 Initial Estimate 2016 Initial Estimate 2015 Actual 2016 YTD Actual Remaining Estimate Severance Expense (4) $4.9 $3.1 $4.1 $1.9 $0.7

Securities Available for Sale $6.3 billion at September 30, 2016 High Quality Investment Portfolio Agencies Corporates Municipals Mortgage-Backed Securities Treasuries (2) (1) Securities Held to Maturity $1.0 billion at September 30, 2016 Governmental Other Higher Education Healthcare Utility Social Service Industrial Cultural Civic K-12 Education NFP - Other Average Balance: $6.6 billion Average Yield: 1.91% Duration: 36 months Average Balance: $927.9 million Average Yield: 3.64% Duration: 77 months

Securities and Loan Statistics AFS Portfolio Activity at September 30, 2016 (1) Roll off includes cash flow from maturities, calls or amortizations of securities and is presented net of sales.  (2) Purchased amount is presented net of purchases made related to sales. Loan Portfolio Statistics at September 30, 2016 Variable Rate Loans: $5.5 billion or 54% of loan book ~47% of variable loans are tied to Prime for the next quarter ~51% of variable loans are tied to Libor for the next quarter Loan Repricing/Maturity Schedule 54% in 4th quarter 2016 64% in the next 12 months

Deposit Growth Deposits & Percent of Free Funds Actual EOP Balances; $ in billions 3Q 2016 Cost of Interest-Bearing Liabilities 0.25% Including DDA 0.17% $10.6 $12.8 $13.0 $15.1 $15.4

Strong Capital Position Capital Ratio Trends (1) 2015 & 2016 ratios calculated under Basel III requirements. Total Risk-Based Capital Tier 1 Risk-Based Capital Tier 1 Leverage Common Equity Tier 1 (1) (1) (1) (1)

Business Segment Updates

Segment Financials

Segment Financials (continued)

$28.1 $23.5 $31.2 Institutional Investment Management $31.2 $27.2 Assets Under Management $ in billions Scout assets under management stood at $28.1 billion on September 30, 2016, a decrease of $1.6 million from June 30, 2016 Four Scout funds have received a four-star rating from Morningstar—International, Emerging Markets, Core Plus Bond Institutional Class, and Unconstrained Bond Institutional Class Net flows for 3Q’16 were -$406 million and the market impact was +$404 3rd Quarter Statistics

AUM Drivers $ in millions Institutional Investment Management 3Q’16 2Q’16 1Q’16 4Q’15 3Q’15 Equity Scout Funds ($254MM) Separate Accts ($224MM) Fixed Income Scout Funds +$170MM Separate Accts ($98MM) 3Q’16 Net Flows

AUM by Strategy – As of September 30, 2016 Equity Fixed Income Equity Strategies International MidCap International ADR Emerging Markets Global Small Cap Other: Equity Opportunity Fixed Income Strategies Core Plus Low Duration Long Duration Core Real Return Unconstrained Intermediate Other: Global Aggregate Unconstrained UCITS

Morningstar Ratings as of Sept. 30, 2016 Fund Name Category Overall Rating Funds in Category Scout International Foreign Large Blend   715 Scout Emerging Markets Diversified Emerging Markets 602 Scout Core Plus Bond – Institutional Class Intermediate-Term Bond   956 Scout Unconstrained Bond – Institutional Class Nontraditional Bond   261 Morningstar ratings based on a risk-adjusted performance. MORNINGSTAR RATING: The Overall Morningstar Rating™ for a fund is derived from the weighted-average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating metrics. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variations in a fund’s monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) As of 9/30/16, the Scout International Fund received the following star ratings among U.S. domiciled Foreign Large Blend Funds for the following time periods: 3 stars (among 715 funds) for the 3 year, 3 stars (among 634 funds) for the 5 year and 4 stars (among 382 funds) for the 10 year periods. As of 9/30/16, the Scout Emerging Markets Fund received the following star ratings among U.S. domiciled Diversified Emerging Markets Funds for the following time periods: 4 stars (among 602 funds) for the 3 year period. As of 9/30/16,  the Scout Core Plus Bond Fund - Institutional Class received the following star ratings among U.S. domiciled Intermediate-Term Bond Funds for the following time periods: 3 stars (among 956 funds) for the 3 year, 4 stars (among 844 funds) for the 5 year and 5 stars (among 602 funds) for the 10 year periods. As of 9/30/16, the Scout Unconstrained Bond Fund - Institutional Class received the following star ratings among U.S. domiciled Nontraditional Bond Funds for the following time periods: 3 stars (among 261 funds) for the 3 year and 5 stars (among 174 funds) for the 5 year periods. © 2016 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The Morningstar Rating may differ among share classes of a mutual fund as a result of different sales loads and/or expense structures. It may be based, in part, on the performance of a predecessor Fund. The funds may have experienced negative performance during one or more of the time periods represented by the Morningstar analyst rating shown. The Scout Funds are distributed by UMB Distribution Services LLC, an affiliate of UMB Financial Corp., and managed by Scout Investments, Inc., a subsidiary of UMB Financial Corp. The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800.996.2862. The Fund’s Prospectus or Summary Prospectus, which is available by calling 800.996.2862 or by visiting www.scoutinv.com, includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing. (continued on next page)

Important Disclosures 1. The returns for periods prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses and the Advisor’s agreement to limit total Fund expenses were in effect for the periods shown, returns would have been lower. 2. The Fund’s inception date is December 18, 1986. Prior to July 2, 2001, the Fund was known as the UMB Scout Regional Fund and was managed in accordance with a different investment objective and strategy. As a result of the objective and strategy change, the since inception performance shown represents the period beginning July 2, 2001. 3. The performance of the Scout Core Bond Fund Institutional Class Shares reflects the historical performance of the Frontegra Columbus Core Fund Institutional Class Shares (the “Predecessor Fund”). Effective as of the close of business on April 21, 2011, the Predecessor Fund was reorganized into the Fund. The Predecessor Fund and the Fund have substantially similar principal investment strategies. The Predecessor Fund’s original Institutional Class Shares returns reflect the total annual operating fees and expenses, net of any fee and expense waivers, of the Scout Core Bond Fund Institutional Class Shares. 4. The performance of the Scout Core Plus Bond Fund Institutional Class Shares and Class Y Shares reflects the historical performance of the Frontegra Columbus Core Plus Fund Institutional Class Shares and Class Y Shares (the “Predecessor Fund”). Effective as of the close of business on April 21, 2011, the Predecessor Fund was reorganized into the Fund. The Predecessor Fund and the Fund have substantially similar principal investment strategies. The Predecessor Fund’s original Institutional Class Shares and Class Y Shares returns reflect the total annual operating fees and expenses, net of any fee and expense waivers, of the Scout Core Plus Bond Fund Institutional Class Shares and Class Y Shares. 5. The performance returns for the funds’ reflects a fee waiver in effect. In absence of such waiver, the returns would be reduced. The Advisor has contractually agreed to waive fees/certain fund expenses through Oct. 30, 2016, and may recoup previously waived expenses that it assumed during the previous three fiscal years. †Because the fund’s inception predates the benchmark’s inception, a comparison is not available. Risk considerations: Stock fund values fluctuate and investors may lose principal value. Small-cap and mid-cap stocks are more susceptible to market volatility due to risks such as lack of management experience, product diversification, financial resources, competitive strength and liquidity. Real Estate Investment Trusts (REITS) may be affected by economic conditions including credit risk, interest rate risk and other factors that affect property values, rents or occupancies of real estate. Certain funds invest in highly leveraged companies which tend to be more sensitive to issuer, political, market and economic developments especially during economic downturns or periods of rising interest rates. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds. Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards, and other factors. Investments in emerging markets involve even greater risks. Focusing on particular countries, regions, industries, sectors or types of investments may cause greater risk of adverse developments in certain funds. The return of principal in a fixed income fund is not guaranteed. Fixed income funds have the same issuer, interest rate, inflation and credit risks that are associated with underlying fixed income securities owned by the fund. Mortgage- and Asset-Backed Securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. High yield securities involve greater risk than investment grade securities and tend to be more sensitive to economic conditions and credit risk. An unconstrained investment approach can create considerable exposure to certain types of securities, such as derivatives, that present significant volatility, particularly over short periods of time. Derivatives such as options, futures contracts, currency forwards or swap agreements may involve greater risks than if the Fund invested in the referenced obligation directly. Derivatives are subject to risks such as market risk, liquidity risk, interest rate risk, credit risk and management risk. Derivative investments could lose more than the principal amount invested. Certain funds may use derivatives for hedging purposes or as part of the fund’s investment strategy. The use of leverage, derivatives and short sales could accelerate losses to the fund. These losses could exceed the original amount invested. Certain funds may, at times, experience higher-than-average portfolio turnover, which may generate significant taxable gains and increased trading expenses, which, in turn, may lower the fund’s return. The Scout Funds are distributed by UMB Distribution Services, LLC, an affiliate of UMB Financial Corporation, and managed by Scout Investments, Inc., a subsidiary of UMB Financial Corporation. SCOUT, SCOUT INVESTMENTS – Reg. U.S. Tm. Off NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Scout Equity Funds Average Annual Total Returns (%) as of September 30, 2016 QTR 1 Year 3 Year 5 Year 10 Year Since Inception Exp. Ratio (%) (Gross / Net) Inception Date Scout International Fund (UMBWX)1 6.02% 11.79% 0.64% 7.30% 3.84% 7.81% 1.02 / 1.02 9/14/1993 MSCI EAFE Index 6.43% 6.52% 0.48% 7.39% 1.82% N/A Scout Emerging Markets Fund (SEMFX)5 6.92% 18.07% 0.18% N/A N/A 3.10% 2.64 / 1.10 10/15/2012 MSCI Emerging Markets Index 9.03% 16.78% -0.56% N/A N/A -0.01% Scout Global Equity Fund (SCGLX)5 5.51% 8.39% 5.76% 11.03% N/A 6.57% 3.23 / 1.10 6/30/2011 MSCI World Index 4.87% 11.36% 5.85% 11.63% N/A 7.26% Scout Equity Opportunity Fund (SEOFX)5 6.43% 13.02% N/A N/A N/A 10.15% 3.75 / 1.10 3/28/2014 Russell 3000® Index 4.40% 14.96% N/A N/A N/A 7.93% Scout Mid Cap Fund (UMBMX) 4.65% 13.93% 8.34% 13.56% N/A 10.45% 1.04 / 1.04 10/31/2006 Russell Midcap® Index 4.52% 14.25% 9.70% 16.67% N/A 7.97% Scout Small Cap Fund (UMBHX)1,2 7.18% 14.27% 6.33% 15.97% 6.03% 8.00% 1.25 / 1.25 12/18/1986 Russell 2000 Growth® Index 9.22% 12.12% 6.58% 16.15% 8.29% 6.70% The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800.996.2862. The Fund’s Prospectus or Summary Prospectus, which is available by calling 800.996.2862 or by visiting www.scoutinv.com, includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing. Certain funds may, at times, experience higher-than-average portfolio turnover, which may generate significant taxable gains and increased trading expenses, which, in turn, may lower the fund’s return. Performance returns for the Scout Funds and indexes assume dividends and capital gains were reinvested for the entire period. Returns for periods greater than one year are compounded average annual rates of return. It is not possible to invest directly in an index. Shares of the Scout Emerging Markets Fund that are redeemed (sold) or exchanged within 60 days of purchase will be assessed a redemption fee of 2.00%. Gross and net expense ratios are as of the most recent Prospectus.

Scout Fixed Income Funds Average Annual Total Returns (%) as of September 30, 2016 QTR 1 Year 3 Year 5 Year 10 Year Since Inception Exp. Ratio (%) (Gross/Net) Inception Date Scout Low Duration Bond Fund (SCLDX)5 0.11% 1.74% 1.43% N/A N/A 1.64% 1.03 / 0.40 8/29/2012 Bloomberg Barclays 1-3 Year U.S. Government/Credit Index 0.02% 1.31% 1.09% N/A N/A 1.00% Scout Core Bond Fund – Institutional (SCCIX)3,5 0.26% 4.78% 3.02% 3.25% 5.71% 5.49% 0.61 / 0.40 2/23/2001 Bloomberg Barclays U.S. Aggregate Index 0.46% 5.19% 4.03% 3.08% 4.79% 5.04% Scout Core Bond Fund – Class Y (SCCYX)5 0.16% 4.43% 2.65% 2.92% N/A 3.38% 0.97 / 0.76 4/21/2011 Bloomberg Barclays U.S. Aggregate Index 0.46% 5.19% 4.03% 3.08% N/A 3.85% Scout Core Plus Bond Fund – Institutional (SCPZX)4,5 0.54% 5.43% 3.23% 4.37% 6.80% 6.60% 0.56 / 0.40 11/25/1996 Bloomberg Barclays U.S. Aggregate Index 0.46% 5.19% 4.03% 3.08% 4.79% 5.46% Scout Core Plus Bond Fund – Class Y (SCPYX)4,5 0.45% 5.07% 2.85% 4.02% N/A 4.95% 0.96 / 0.80 11/12/2009 Bloomberg Barclays U.S. Aggregate Index 0.46% 5.19% 4.03% 3.08% N/A 4.07% Scout Unconstrained Bond Fund – Institutional (SUBFX)5 0.86% 5.83% 1.14% 6.36% N/A 6.33% 0.81 / 0.50 9/29/2011 Bloomberg BofA Merrill Lynch 3-Mo LIBOR Constant Maturity Index 0.15% 0.49% 0.33% 0.36% N/A 0.36% Scout Unconstrained Bond Fund – Class Y (SUBYX)5 0.81% 5.57% 0.86% N/A N/A 1.19% 1.11 / 0.80 12/31/2012 Bloomberg BofA Merrill Lynch 3-Mo LIBOR Constant Maturity Index 0.15% 0.49% 0.33% N/A N/A 0.32% The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800.996.2862. The Fund’s Prospectus or Summary Prospectus, which is available by calling 800.996.2862 or by visiting www.scoutinv.com, includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing. Certain funds may, at times, experience higher-than-average portfolio turnover, which may generate significant taxable gains and increased trading expenses, which, in turn, may lower the fund’s return. Performance returns for the Scout Funds and indexes assume dividends and capital gains were reinvested for the entire period. Returns for periods greater than one year are compounded average annual rates of return. It is not possible to invest directly in an index. Gross and net expense ratios are as of the most recent Prospectus.

Asset Servicing Assets Under Administration $ in billions Investment Management Series Trusts continue to grow, with 87 active funds and $17.0 billion in assets at September 30, 2016; AUA in this product has tripled in the past 3 years Added 37 net new alternative funds serviced over the past 12 months Ranked as the top transfer agency for U.S. registered closed-end funds and a top 10 mutual fund accountant in the 2016 Mutual Fund Service Guide 3rd Quarter Statistics

Asset Servicing Fund Accounting & Administration Alternative Asset Servicing Custody Transfer Agency

Bank Personal Banking Commercial & Business Banking Institutional Banking Healthcare Services Treasury & Other (2) (1) Noninterest income chart excludes ($164k) in “Treasury & Other”. (2) Includes Prairie Capital Management income and expense. Net Interest Income Noninterest Income Noninterest Expense (1) Line of Business Detail – 3Q’16 Total loans at September, 2016 stood at $10.3 billion, an increase of 2.1% on a linked-quarter basis and 13.8% year-over-year Average loan yield for 3Q’16 was 3.86% compared to 3.82% in the previous quarter and 3.76% in 3Q’15 Private placement bonds, shown as held to maturity securities, increased 14.6% on a linked-quarter basis and 71.5% year-over-year to stand at $1.0 billion Total debit and credit card purchase volume was $2.5 billion for 3Q’16, producing interchange income of $21.2 million HSA deposits stood at $1.5 billion at quarter-end, an increase of 32.4% compared to a year ago FDIC sweep balances in Institutional Banking stood at $48.2 billion at September 30, 2016, a year-over-year increase of 35.6% 3rd Quarter Highlights

Bank - Diverse Sources of Net Income Includes PCM’s income and expense. Q1 2016 & Q2 2016 data is recast to reflect the adoption of ASU 2016-09 Personal Banking Commercial & Business Banking Institutional Banking Healthcare Services Treasury & Other (1) Bank Segment Net Income Before Tax 3Q’15 4Q’15 1Q’16 3Q’16 2Q’16 $21.9M $32.3M $42.7M $46.6M $45.8M (2) (2)

Loan Paydowns, Payoffs, and Line Changes

Bank – Loan Composition Diverse Loan Book (Actual Loan Balances at September 30) Commercial Credit Card Commercial & Industrial (1) HELOC Residential Real Estate Real Estate Construction Commercial Real Estate Consumer Credit Card Consumer Other $5.4B $6.5B $7.1B $9.0B $10.3B 1.2% 2.4% 3.5% 1.8% 1.9% 1.8% 1.4% 2.0% Factoring Loans Asset-Based Loans (1) Includes leases. 1.2% 0.8% 1.3% 1.2% 1.6% 1.3% 2.3% 1.0% 1.6%

Colorado Kansas City Kansas Greater MO St. Louis Arizona Texas Oklahoma Marquette Transportation Fin (Natl. Sales) Nebraska Marquette Business Credit (Natl. Sales) Bank – Regional Lending $176.9 $255.6 $153.3 $208.3 $271.6 $206.3 $255.6 $5.4B $6.5B $7.1B $9.0B $10.3B $233.8 $107.8 $117.4 Loans by Region (Actual Loan Balances at September 30, $ in millions) High Growth Regions 3Q’16 vs. 3Q’15 St. Louis +24.4% Colorado +23.8% Arizona +15.8% $235.9 $215.1 $106.0

Commercial Real Estate Portfolio CRE & Construction Lending (Actual Loan Balances at September 30) $3.7B $2.9B $2.1B $1.8B $1.4B 4.6% 2.2% 0.6% 5.7% 2.9% 1.3% 2.7% 1.7% 1.8% 1.7% 1.8% Investment CRE Owner Occ. CRE Construction Farmland Multi-Family CRE Residential Construction

Bank – Total Deposits Diverse Sources of Deposits (Actual Deposits at September 30) $10.6B $13.0B $12.8B $15.1B $15.4B Personal Banking - Consumer Commercial Institutional - IAM Personal Banking - Private Wealth Asset Servicing Healthcare Institutional - IBIS Small Business Other 1.5% 3.7% 0.3% 0.2%

$8.8B $10.2B $11.6B $12.8B $13.3B $1.2B $1.2B $1.4B $1.6B $1.6B Home Equity Lines of Credit $ in millions Assets Under Management $ in millions Personal Banking

Institutional Banking FDIC Sweep Program $ in billions 5-year CAGR 28.5%

Healthcare Services Healthcare Deposits and Assets $ in millions $430.5 $642.4 $917.5 $1,292.4 $1,692.7 Healthcare provided 9.9% of Total Company Deposits in 3Q’16 2012 2013 2014 2015 3Q’16 HSA investment assets as % of total healthcare deposits & assets 7.2% 7.4% 8.3% 9.2% 10.1% HSA deposits as % of total UMB deposits 3.4% 4.4% 6.2% 7.8% 9.9%

Industry information source: Devenir Research 2016 Midyear HSA Market Statistics & Trends report dated August 16, 2016. Data as of June 30, 2016. HCS represents a unique asset as one of the top 10 leaders in a high growth, niche market. Growth Rates – Deposits and Assets Healthcare Services – Growth & Potential

Multi-Channel Healthcare Strategy UMB offers a modular and configurable platform of applications and services that deliver the underlying core banking functionality to our healthcare partners Broker/Employer TPAs Health Plans Technology Firms Payment Aggregators Healthcare Partners HCS Applications SSO Web Services Contributions Enrollment BIN Sponsor HCS Saver Partner Portal Core Banking Systems

Card Purchase Volumes Purchase Volume & Interchange Revenue Commercial Credit Consumer Credit Consumer Debit Healthcare Debit Institutional Banking – IBIS Debit Interchange ($ in millions) $2.4B $1.4B $1.6B $2.1B $2.3B 1.4% 1.2% 1.6% 1.3% 1.4%

Appendix

Peer Group Companies Company Ticker BOK Financial Corporation BOKF CoBiz Financial Inc. COBZ Commerce Bancshares, Inc. CBSH Cullen/Frost Bankers, Inc. CFR First Midwest Bancorp, Inc. FMBI Hancock Holding Company HBHC Old National Bancorp ONB Prosperity Bancshares PB Signature Bank NY SBNY SVB Financial SIVB Texas Capital Bancshares TCBI Trustmark Corporation TRMK Webster Financial Corporation WBS

Market Capture – UMB vs. Peers vs. Indices Source: Thomson Reuters

Overall Market Capture Overall Capture Ratio & Total Return 10/01/06 – 9/30/16 Source: Thomson Reuters

UMB Financial Third Quarter 2016 October 25, 2016